Exhibit 99.1
Ampio Pharmaceuticals 1 Emerging Growth Conference November 02, 2023 iStock

Caution Regarding Forward-Looking Statements • This presentation may contain forward-looking statements. All statements other than statements of historical facts contained in this letter, including statements regarding our anticipated future clinical developments, future financial position, and plans and objectives of management for future operations, are forward-looking statements. These statements may be identified by words such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “forecast,” “continue” or the negative of these terms or other words or terms of similar meaning. • Forward-looking statements are based on certain assumptions and expectations of future events and trends that are subject to risks and uncertainties including: we are dependent on the success of our OA.201 program and we cannot be certain that any preclinical data will support its further development; there can be no assurance that we will be successful in identifying or completing any strategic alternative or that any such strategic alternative will yield value for our stockholders; we may not be able to manage third parties to provide timely, high quality, and cost-effective services to us; our history of losses and our cash resources available to execute our business plan over the next twelve months raise substantial doubt about our ability to continue as a going concern; we are involved in legal proceedings that likely will adversely affect our financial position and our pursuit of strategic alternatives; we will need additional capital to fund our future operations, the development of the OA.201 program and any strategic transaction, as well as to assure compliance with the NYSE American minimum stockholders’ equity requirement; we are dependent on adequate protection of our patent and proprietary rights; the price of our stock has been and may continue to be extremely volatile; if we cannot continue to satisfy the NYSE American continued listing requirements and rules, our securities may be delisted, which could negatively impact the price of our securities; and other risks described in “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent periodic reports filed with the SEC. • This presentation, including forward-looking statements, speaks only as of the date made. We do not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. November 02, 2023 2

3 Ampio Pharma Opportunity OA-201 may alleviate Osteoarthritis knee (OAK) pain and impact the progression of the disease Value Potential • Current market cap $2-3M • Near-term value inflection points • Seasoned management, board and advisory team Clear Regulatory Pathway • Pre-IND expected Nov-23 • IND-enabling studies underway • Established clinical trial precedents Knee OA • 32M US patients • Progressive, debilitating disease • Existing treatments ineffective or damaging OA-201 Solution • Natural metabolite • Nonclinical PoC o Demonstrated pain reduction o Exhibited cartilage preservation Phase 1/2 clinical data in 2025 enables strategic options November 02, 2023

Knee OA: 2nd Most Prevalent Source of Chronic Pain Globally 4 7.1% 7.6% 9.0% 15.1% 16.1% 19.5% 28.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Hip pain Finger pain Shoulder pain Neck pain Severe headache or migraine Knee pain Lower back pain Percent of Patients Reporting Chronic Pain Large Addressable Market 1.5B patients globally suffering from pain 50% of patients report inadequate pain relief 32M total OAK patients in US driven by aging, obesity, and diabetes & inadequately served by current therapies Current US treatment market is $34B, and growing 5-7% a year November 02, 2023

OAK is a Progressive, Debilitating Disease No available therapies halt or reverse this progression 5 Normal Knee KL Grade 1 • Minimal cartilage disruption • Normally loss of cartilage ~ 10% Mild OA KL Grade 2 • Cartilage begins to erode • Possible joint-space narrowing Moderate OA KL Grade 3 • Gaps in cartilage reach bone • Moderate joint-space reduction Severe OA KL Grade 4 • Cartilage loss (~60%) + osteophytes • Severe joint-space reduction TKA Point of No Return • Major intervention • ~10% replacement rate • May limit activity November 02, 2023

Existing Treatments Not Effective & Don’t Stop Disease Progression 6 KL Grade 1=Suspected KL Grade 2=Mild KL Grade 3=Moderate KL Grade 4=Severe • Exercise • Physical therapy • Weight loss • Behavior mod • Driven by aging, obesity, diabetes • Acetaminophen • Oral NSAIDs • Topical NSAIDs • Opioids • Corticosteroids • Hyaluronic acid • Nerve ablation • PRP/BMC • Adipose tissue • Arthroplasty Lifestyle Modification Analgesics Interventional Treatments Surgery OA-201 has the potential to alleviate pain and halt or reverse the progression of OA November 02, 2023

OAK Therapeutic Market > $34 Billion in US, 5-7% CAGR 7 Procedure Benefit Limitation Annual Procedures Healthcare Cost Opioids •Very strong pain relievers •Significant addiction risk •Not recommended for OAK by major scientific societies (AAOS, Arthritis Foundation) 850k $500M* Steroid Injection •Fast acting pain relief •Generic drugs/low cost •Limited duration of therapeutic benefit •Potential for cartilage damage 5M $1.5B Hyaluronic Acid •Pain relief for >6 months •Clinical data shows HA can defer knee replacement •Inconsistent benefit across patients •Not disease modifying 2M $2B Platelet Rich Plasma/BMC •Delivery of cells and growth factors locally to IA space •Safe and well tolerated •No explicit labeling for OAK •Not reimbursed (cash pay) 150k $150M Knee Replacement •Definitive treatment for end-stage arthritis •Invasive procedure/removes native tissue •Lengthy recovery/rehabilitation •Risk of failure/revision 750k $30B *Additional societal costs November 02, 2023

OA-201 May Provide Substantial Benefits Over Current and Future Therapies

Current Therapies

Hyaluronic Acid
- X No long-term relief
- X Variable superiority to saline and steroid

Opioids
- X No cartilage protection
- X Addictive
- X Not superior to saline and steroid

Steroid Injection
- X No long-term relief
- X No cartilage protection
- X Not superior to saline

Zilretta
- X No long-term relief
- X No cartilage protection
- X Not superior to steroid

OA-201
- ✓ Pain Relief
- ✓ Cartilage Protection
- ✓ Safety
- ✓ Convenience
- ✓ Cost of Goods

Future Therapies in Development

Cell-Based
- ? Potential immune response
- ? Likely higher cost of goods
- ? Cold-chain logistics

HA Alternatives
- X Non-regenerative

Gene Therapies
- X High cost
- X Safety concerns from uncontrolled expression

Amniotic Tissue
- ? Variability due to donor derived tissue
- ? Ongoing clinical trial

Sustained Release Steroids
- X No long-term relief
- X Chondrotoxic
- X Non-regenerative

Pain Inhibitors
- X Doesn't address underlying pathology
- ? May cause more joint damage

Adipose Tissue
- ? Variability due to patient derived cell source
- ? Ongoing clinical trial

November 02, 2023

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Individual Components • Evaluated 3 isolated active components • One component superior for pain and cartilage preservation while the others were inactive or detrimental 2-Component Evaluation • 2 component combination s were tested to determine any potential synergies • Single active was common across all effective groups with no clear synergies 3 Components as AR-300 • Synthetic compounds identified as potential active agents in Ampion • With varying doses mixed results were seen for cartilage protection Historical Ampion • Previously evaluated isolate of human serum albumin • Inability to adjust dose or ratios • Safety and signal towards efficacy in > 1,500 patients 9 OA-201 Development History A potent small molecule evolved from a biologic studied in > 1,500 patients HSA OA-201 November 02, 2023

OA -201 Novel Therapeutic to Treat Symptomatic OA • Natural metabolite active ingredient • Formulated in a liquid, shelf-stable injectable format • In vitro preclinical studies demonstrate down regulation of inflammatory cytokines and upregulation of anti - inflammatory cytokines • Multiple in vivo preclinical studies demonstrate reduction in pain & protection/preservation of cartilage November 02, 2023 10

OA-201 Offers Increased Safety Over Opioids and Steroids • Risks of Current Therapies - Opioids – addiction - Steroids - Cartilage damage increasing the requirement for TKA - Increases blood sugar, an issue for diabetic patients - Delivered with local anesthetic to minimize pain on injection • OA-201 ✓Demonstrated safety in over 300 rats: no acute or chronic reaction, even with multiple injections ✓Formulation at neutral pH ✓Main active ingredient has been administered IV to millions of patients for decades in other products November 02, 2023 11

0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 2 8 11 15 17 eVF Gram Study Day OA-201 vs Controls OA-201 Saline Single OA-201 Injection Reduces Pain Compared to Saline 12 OA-201 reduces the pain response in an aggressively painful rat OA model Decreased Pain Significant over saline November 02, 2023

OA-201 Reduces Cartilage Degeneration in Preclinical OA Model 13 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 Saline OA-201 Cartilage Degeneration Score Medial Tibial Cartilage Degeneration Score Total of 3 Zones Zone 1, outside Zone 2, middle Medial meniscal tear model in rats evaluates OA disease progression OA-201 significantly reduces cartilage degeneration across the tibia 30% 30% 32% Significant over saline Reduced Cartilage Degeneration November 02, 2023

Patent Strategy Protecting OA-201 14 May 2023 Provisional Aug 2023 2 nd Provisional May 2024 PCT TBD 1 st US Filing OA-201 Composition of Matter Application Application Application Application Methods of Use Sustained Release Formulation OAK & Chondroprotection Initial FTO completed Patent protection to 2044, 14 years post planned approval November 02, 2023

Study Duration Manufacturing FDA Interactions Ph 1/2 Clinical Proof of Concept IND-Enabling Preclinical Studies H2 2023 2024 2025 IND Development Strategy: Accelerate OA-201 to Clinical PoC GMP Material for Ph 1/2 Material for GLP Pre-IND Phase 1/2 Study Duration Enrollment Start 3mo Efficacy Data Study Completion 6mo Efficacy Data 15 2023 2024 2025 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 $1M $2.5M $3.1M $4.1M $2.7M $2.6M $2.2M $3.3M $2.1M $1.8M Incremental Cash Burn $26M Strategic Development Opportunities November 02, 2023

Experienced Management Team and Board of Directors 16 Michael Martino Chief Executive Officer • 40-year industry veteran • Public, private, small and large companies • Financings, collaborations, exits Daniel Stokely Chief Financial Officer • 25-year industry veteran • Public, private, small / mid-size companies • Public/private financings / M&A Nicole Cirigliano Director of Program Mgt & Operations • Operations & program development • Preclinical development, regulatory & clinical trial management Kevin Buchi, MBA Chairman of the Board Elizabeth Jobes, JD Board of Directors David Stevens, PhD Board of Directors • Chair, Compensation Committee; Member of Audit and N/G Committees • 40+ year career in founding and managing life science start-ups • Multi-decade board experience in both private and public companies • Multiple, diverse board roles public and privately held • 20-year industry veteran • Expertise in compliance and legal for biotech pharmaceutical companies • Sold multiple small to mid cap biotech companies • Chair, audit committee, member of compensation and N/G Committees • 30+ years experience as CEO and CFO of public and private life science companies • Member of multiple public and private company Boards including Board Chair November 02, 2023

Key Advisors With Significant Industry Experience

Scott Bruder, MD, PhD
Founder & CEO BCVG



- Physician scientist
- 35-year industry veteran
- FDA Advisory Committees
- BoD Public Companies

Susan Drapeau, PhD
VP Product Dev & Reg Strategy BCVG



- 25-year industry veteran
- Therapeutic product development
- Preclinical & regulatory

Roger Harrington, PhD
Biomanufacturing & Process Dev. BCVG



- 30-year industry veteran
- Small molecule manufacturing
- Controlled release expert

Niti Goel, MD, FACR
Expert Consultant

- Physician scientist
- 20-year industry veteran
- Board-certified rheumatologist
- Preclinical and clinical OA expertise

Ali Mobasheri, PhD
Professor, Univ. Oulu

- Academic scientist
- 26-year educator
- Preclinical OA expertise
- Podium presence at all OA conferences

Alison Bendele, DVM, PhD, DACVP
Founder of Bolder BioPath/CRO

- Board certified veterinary pathologist
- 39-year industry veteran
- Preclinical arthritis efficacy & toxicity evaluation

November 02, 2023 17

18 Ampio Pharma Opportunity OA-201 may alleviate Osteoarthritis knee (OAK) pain and impact the progression of the disease Value Potential • Current market cap $2-3M • Near-term value inflection points • Seasoned management, board and advisory team Clear Regulatory Pathway • Pre-IND expected Nov-23 • IND-enabling studies underway • Established clinical trial precedents Knee OA • 32M US patients • Progressive, debilitating disease • Existing treatments ineffective or damaging OA-201 Solution • Natural metabolite • Nonclinical PoC o Demonstrated pain reduction o Exhibited cartilage preservation Phase 1/2 clinical data in 2025 enables strategic options November 02, 2023

For Further Information Contact: Michael Martino, CEO mmartino@ampiopharma.com Daniel Stokely, CFO dstokely@ampiopharma.com 19 iStock